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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 8, 2001

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                                 WorldCom, Inc.
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             (Exact name of registrant as specified in its charter)


        Georgia                           0-11258                58-1521612
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
     incorporation)                                          Identification No.

          500 Clinton Center Drive
                Clinton, MS                                   39056
     (Address of principal executive offices)               (Zip Code)

                                 (601) 460-5600
                         (Registrant's Telephone Number)

                                      None

         (Former Name, or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure.

     On February 8, 2001, during a conference call to discuss the earnings for the fourth quarter of 2000 of WorldCom, Inc. (the "Company"), Bernard J. Ebbers, President and Chief Executive Officer of the Company, made the following comments with respect to the In re Digex, Inc. Shareholders Litigation (Consolidated Civil Action No. 18336 NC) in connection with the proposed merger (the "Merger") of Intermedia Communications Inc. with a wholly owned subsidiary of the Company:

     "Because the case remains in litigation, we are very limited in what we can say. Following the Delaware Chancery Court's December 2000 decision, the parties to the litigation have been discussing ways to resolve the matter. WorldCom is hopeful a framework for the settlement can be reached that would permit the merger to be closed during the second quarter of 2001 and will not negatively impact WorldCom's earnings. There can, however, be no absolute assurance that a settlement will be finalized."

     The foregoing are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning the future outcome of litigation and the completion of the Merger. Such forward-looking statements are subject to a number of uncertainties and other factors that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see the Company's filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company's filings with the SEC may be obtained without charge from the SEC's website at http://www.sec.gov. Holders of the Company's stock may also obtain each of these documents for free by directing your request to WorldCom, Inc., c/o Investor Relations Department, 500 Clinton Center Drive, Clinton, Mississippi 39056.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WorldCom, Inc.,


                                   /s/ Scott D. Sullivan
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                                   Scott D. Sullivan
                                   Chief Financial Officer


Date: February 8, 2001